UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: September 8, 2026
(Date of earliest event reported)

Mexco Energy Corporation
(Exact name of registrant as specified in its charter)

CO	1-31785	84-0627918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

415 W. Wall Street,
Suite 475	79701
Midland, TX	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 432-682-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	MXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on September 8, 2026, at the Annual Meeting of Stockholders of Mexco Energy Corporation (the “Company”), the Company’s stockholders approved the Mexco Energy Corporation Amended and Restated 2019 Employee Incentive Stock Plan (the “Plan”), which had previously been approved by the Company’s Board of Directors, subject to stockholder approval.

A description of the material terms of the Plan is set forth under the heading “Proposal 3 – Approval of the Amended and Restated 2019 Employee Incentive Stock Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 30, 2026 (the “Proxy Statement”), which description is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Plan, which was filed as Exhibit A to the Proxy Statement and is incorporated herein by reference.

In connection with the Plan, the Compensation Committee of the Board of Directors approved two forms of Mexco Energy Corporation Amended and Restated 2019 Employee Incentive Stock Plan Award Agreement (“Award Agreements”) to be used for stock option awards granted under the Plan. The forms of Award Agreements are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on September 8, 2026. As of the record date of July 20, 2026, the Company had 2,046,000 shares of common stock, par value $0.50 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. The holders of 1,649,149 shares of Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders were requested to (i) elect five directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2027 Annual Meeting of Stockholders; (ii) ratify the Audit Committee of the Board of Directors’ selection of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027; (iii) approve the Mexco Energy Corporation Amended and Restated 2019 Employee Incentive Stock Plan; and (iv) approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. Each of these items is more fully described in the Company’s Proxy Statement.

The final results of the matters voted upon at the Annual Meeting are as follows:

Proposal 1: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kenneth L. Clayton	1,600,857	15,351	32,941
Thomas R. Craddick	1,601,360	14,848	32,941
Thomas H. Decker	1,601,054	15,154	32,941
Christopher M. Schroeder	1,601,047	15,161	32,941
Nicholas C. Taylor	1,601,523	14,685	32,941

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

	Votes For	Votes Against	Votes Abstained
Weaver and Tidwell, L.L.P.	1,634,808	14,334	7

Proposal 3: Approval of the Amended and Restated 2019 Employee Incentive Stock Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,538,624	67,868	9,716	32,941

Proposal 4: Advisory Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,593,300	6,173	16,735	32,941

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Document
10.1	Form of Award Agreement under the Mexco Energy Corporation Amended and Restated 2019 Employee Incentive Stock Plan (Four-Year Vesting Schedule)
10.2	Form of Award Agreement under the Mexco Energy Corporation Amended and Restated 2019 Employee Incentive Stock Plan (One-Third Vesting on Grant Date and Each of First Two Anniversaries)
10.3	Mexco Energy Corporation Amended and Restated 2019 Employee Incentive Stock Plan, filed as Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed on July 30, 2026, and incorporated herein by reference.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXCO ENERGY CORPORATION

Date: September 10, 2026	By:	/s/ Tammy McComic
Tammy McComic
President and Chief Financial Officer